UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 17, 2021

IRONSTONE GROUP, INC.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

95-2829956

(IRS Employer Identification No.)

909 Montgomery Street, 3rd Floor San Francisco, CA	94133
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(415) 551-8600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 25, 2021, the Board of Directors of Ironstone Group, Inc., made the following appointments:

William Mayer as Chairman of the Board of Directors

Harold Bradley as Board of Directors member

Michael Huyghue as Board of Directors member

Eugene Yates as CFO

Further, on March 25, 2021, the Board of Directors of Ironstone Group, Inc. affirmed the following:

William Hambrecht, CEO and Board of Directors member

George Hambrecht, Board of Directors member

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2021

 By: /s/  Eugene Yates
        Eugene Yates

        Chief Financial Officer